UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames

Surrey TW18 3AG, United Kingdom

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +44 017 8463 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 6, 2018, Matthew Harbaugh resigned from his position as Chief Financial Officer of Mallinckrodt plc (the “Company” or “Mallinckrodt”) to focus on the spin-off described in Item 8.01 of this Current Report on Form 8-K. Mr. Harbaugh remains Executive Vice President and President of the Specialty Generics business of the Company and a member of the Company’s Executive Committee. Effective on the same date, George Kegler, previously Vice President of Finance of the Company, was appointed Executive Vice President and Chief Financial Officer of the Company. Mr. Kegler is expected to serve in such position on an interim basis as the Company undertakes a search for Mr. Harbaugh’s permanent successor.

Since 2013, Mr. Kegler, age 62, has served as a Vice President of Finance for various businesses within Mallinckrodt, and served as the interim President of the Company’s Specialty Generics business in 2016. Prior to joining Mallinckrodt, from 2008 to 2012 he served as the Chief Financial Officer for Convatec, a private-equity owned company that was originally part of Bristol-Myers Squibb. Prior to that, he worked in various finance roles within Bristol-Myers Squibb including commercial, international, technical operations, and R&D, as well as the assistant controller of internal controls.

In connection with his appointment as Executive Vice President and Chief Financial Officer of the Company, Mr. Kegler and the Company entered into a letter agreement, dated November 16, 2018, which provides for the terms and conditions of Mr. Kegler’s employment in the interim role. Under the letter agreement, Mr. Kegler’s base salary will increase to $440,000 and his target annual bonus opportunity will increase to 60% of base salary, in each case, effective as of his appointment and prorated based on the number of days served in the role. In this interim role, Mr. Kegler will not be eligible for long-term incentive compensation but will be eligible to receive a one-time cash payment of $440,000 upon completion of the interim assignment. Pursuant to the letter agreement, Mr. Kegler’s employment with the Company will terminate upon the Company’s appointment of a permanent Executive Vice President and Chief Financial Officer (which is expected to occur no later than June 30, 2019) and he will become eligible for severance under the Company’s U.S. Executive Severance Plan upon such termination.

The foregoing description of the letter agreement with Mr. Kegler is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 6, 2018, the Company issued a press release announcing the spin-off described in Item 8.01 of this Current Report on Form 8-K. The Company also made available a presentation to investors relating to the proposed spin-off. Copies of the press release and investor presentation are furnished as Exhibits 99.1 and 99.2 to this Current Report, respectively. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 6, 2018, the Company announced that it plans to spin off a new company (“SpinCo”) consisting of the Company’s Specialty Generics/Active Pharmaceutical Ingredients (“APIs”) business and its AMITZA® (lubiprostone) product to the Company’s shareholders. The separation will create two independent, publicly traded companies — one focused on innovative specialty pharmaceutical brands, the other concentrated primarily in specialty generic products and API manufacturing.

The proposed spin-off is expected to be executed through a pro-rata distribution of shares of common stock of SpinCo to the Company’s shareholders. The spin-off is expected to be completed in the second half of 2019 or sooner, subject to the satisfaction of a number of conditions, including final approval of the Company’s board of directors, an opinion from tax counsel regarding the treatment of the spin-off as generally tax-free for U.S. federal income tax purposes to Mallinckrodt shareholders, and the U.S. Securities and Exchange Commission declaring the Form 10 registration statement to be filed by SpinCo effective. There can be no assurance regarding the final allocation of assets between the two companies, the ultimate timing of the spin-off, or that it will be completed.

It is anticipated that shares of SpinCo common stock will be listed on the New York Stock Exchange and that SpinCo will assume the “Mallinckrodt” name and ticker symbol (“MNK”) in connection with the completion of the proposed spin-off. Mallinckrodt plc is expected to be renamed at a later date.

Matthew Harbaugh is expected to become the President and Chief Executive Officer of SpinCo upon completion of the spin-off. Following the completion of the spin-off, the current President and Chief Executive Officer of the Company, Mark Trudeau, is expected to continue in his role.

Cautionary Statements Related to Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses and any other statements regarding events or developments the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the proposed spin-off of the Specialty Generics/API business inclusive of Mallinckrodt’s AMITIZA product, including the costs associated with the contemplated separation and spin-off, the expected benefits of the transaction, and the expected timeframe to complete such a transaction; general economic conditions and conditions affecting the industries in which Mallinckrodt operates; the commercial success of Mallinckrodt’s products; Mallinckrodt’s ability to realize anticipated growth, synergies and cost savings from acquisitions; conditions that could necessitate an evaluation of Mallinckrodt’s goodwill and/or intangible assets for possible impairment; changes in laws and regulations; Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products and businesses generally and to realize anticipated growth, synergies and cost savings; Mallinckrodt’s and Mallinckrodt’s licensers’ ability to successfully develop or commercialize new products; Mallinckrodt’s and Mallinckrodt’s licensers’ ability to protect intellectual property rights; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; limited clinical trial data for H.P. Acthar Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt’s ability to navigate price fluctuations; future changes to U.S. and foreign tax laws; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; the effectiveness of information technology infrastructure; and cybersecurity and data leakage risks.

These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 29, 2017. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Letter Agreement, dated November 16, 2018, by and between Mallinckrodt plc and George Kegler.

99.1	Press Release, dated December 6, 2018.

99.2	Investor Presentation, dated December 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Mark J. Casey
Mark J. Casey
General Counsel

Date: December 6, 2018